3Q 2020 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections…..............................................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).......................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Non-GAAP Reconciliations

Definitions........................................................................................................................................................................	11

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	12

Operating Margin...............................................................................................................................................................	13

Cash Operating Margin......................................................................................................................................................	14

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	15

Free Cash Flow..................................................................................................................................................................	16

NOTE: Please note that CNX is unable to provide a reconciliation of projected financial results contained in this presentation, including the measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Shale Sales Volumes (Bcf)		95.2	96.5	112.4	119.1	106.0
CBM Sales Volumes (Bcf)		13.0	13.1	13.2	13.7	14.1
Other Sales Volumes (Bcf)		-	-	0.1	0.1	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)		6.9	4.7	8.3	10.0	8.0
Oil and Condensate Sales Volumes (Bcfe)		0.6	0.2	0.4	0.5	0.1

TOTAL (Bcfe)		115.7	114.5	134.4	143.4	128.3

Average Daily Production (MMcfe)		1,257.6	1,258.3	1,476.5	1,558.5	1,394.6

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q3 2020 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	7	4	12	12,245	1
	Utica	-	-	-	-	-

WV Shirley-Pennsboro	Marcellus	-	-	-	-	-
	Utica	-	-	-	-	-

CPA South	Utica	-	1	1	4,840	-

Ohio Dry	Utica	-	2	5	8,992	-

Total		7	7	18	-	1

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING

NYMEX Hedges	Q4 2020	2020	2021	2022	2023	2024
Volumes (Bcf)	123.6	457.1	436.8	290.7	160.5	165.2
Average Prices ($/Mcf)	$2.95	$2.93	$2.94	$2.85	$2.80	$2.88
Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	3.8	12.4	22.3	20.9	34.3	17.7
Average Prices ($/Mcf)	$2.48	$2.44	$2.51	$2.49	$2.16	$2.22
Total Volumes Hedged (Bcf)(1)	127.4	469.5	459.1	311.6	194.8	182.9
NYMEX + Basis (fully-covered volumes)(2)
Volumes (Bcf)	127.4	469.5	453.5	311.6	194.8	182.9
Average Prices ($/Mcf)	$2.50	$2.52	$2.47	$2.32	$2.24	$2.30
NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	5.6	-	-	-
Average Prices ($/Mcf)	-	-	$2.94	-	-	-
Total Volumes Hedged (Bcf)(1)	127.4	469.5	459.1	311.6	194.8	182.9

(1) Hedge positions as of 10/8/2020. Excludes basis hedges in excess of NYMEX hedges of 2.9 Bcf, 10.1
Bcf, 78.4 Bcf, 77.8 Bcf, and 66.5 Bcf for Q4 2020, 2020, 2022, 2023, and 2024, respectively. Q4 2020 and 2020 exclude purchased swaps. See below table.
(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.

PURCHASED SWAPS
NYMEX Only Hedges	Q4 2020	2020
Volumes (Bcf)	3.3	21.5
Average Fixed Prices ($/Mcf)	$2.35	$2.18
Index Hedges
Volumes (Bcf)	2.4	10.3
Average Fixed Prices ($/Mcf)	$1.54	$1.52
Basis Hedges
Volumes (Bcf)	3.8	20.7
Average Fixed Prices ($/Mcf)	($0.47)	($0.38)

For financial hedging, CNX utilizes over-the-counter swaps to manage its exposure to natural gas price fluctuations. Typically, CNX “sells” swaps under which it receives a fixed price from counterparties and pays a floating market price. In order to help gain additional flexibility to move production to higher price periods, during the second quarter of 2020, CNX purchased, rather than sold, financial swaps for the period May through November of 2020 under which CNX will pay a fixed price to and receive a floating price from its hedge counterparties. Swaps purchased have the effect of reducing total hedged volumes for the period of the swap.

HEDGING GAIN/LOSS PROJECTIONS
	Q4 2020				CY2020				CY2021

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes(1)	Hedged	Forward	Gain/(Loss)(3)	Hedged Volumes(1)	Hedged	Forward	Gain/(Loss)(3)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(3)
($/MMBtu)	(000 MMBtu)	Price	Market(2)	($ in 000s)	(000 MMBtu)	Price	Market(2)	($ in 000s)	(000 MMBtu)	Price	Market	($ in 000s)
NYMEX	130,975	$2.72	$2.63	$12,394	469,785	$2.76	$2.07	$313,783	475,623	$2.70	$2.96	($122,437)

Index	(1,550)	$1.48	$1.72	$372	(10,025)	$1.75	$1.41	($4,596)	900	$2.40	$2.42	($18)

Basis:
DOM South (DOM)	15,915	($0.56)	($0.76)	$2,191	53,280	($0.59)	($0.59)	($1,085)	88,545	($0.61)	($0.54)	($6,218)
TCO Pool (TCO)	13,340	($0.40)	($0.54)	$1,527	53,940	($0.40)	($0.39)	($979)	58,400	($0.49)	($0.39)	($6,365)
Michcon (NMC)	8,208	($0.17)	($0.24)	$589	34,013	($0.17)	($0.17)	($99)	46,230	($0.17)	($0.19)	$983
TETCO ELA (TEB)	1,220	($0.09)	($0.12)	($28)	4,260	($0.09)	($0.10)	($169)	7,300	($0.09)	($0.11)	$176
TETCO WLA (TWB)	2,750	($0.10)	($0.09)	($49)	10,050	($0.11)	($0.07)	($375)	7,300	($0.08)	($0.05)	($194)
TETCO M3 (TMT)	4,905	$0.47	($0.26)	$3,448	19,060	$0.31	($0.18)	$8,958	6,868	$0.96	$0.14	($335)
TETCO M2 (BM2)	52,440	($0.55)	($0.91)	$17,831	195,150	($0.54)	($0.66)	$20,133	170,575	($0.60)	($0.53)	($12,782)
Transco Zone 5 South (DKR)	3,380	$0.63	$0.11	$1,812	12,530	$0.16	$0.16	$1,773	6,825	$0.55	$0.34	$312
Total Financial Basis Hedges	102,158			$27,321	382,283			$28,157	392,043			($24,423)

Total Projected Realized Gain (Loss)				$40,087				$337,344				($146,878)

Note: Forward market prices, hedged volumes, and hedge prices are as of 10/8/2020. Anticipated hedging activity is not included in projections.
(1) Net of purchased swaps.
(2) January through October prices are settled.
(3) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip. CY 2020 excludes $84 million of hedge monetization gains.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Natural Gas, NGL and Oil Revenue	$182,213	$175,776	$251,494	$320,463	$265,051
(Loss) Gain on Commodity Derivative Instruments	(168,834)	(63,303)	115,142	135,987	213,913
Purchased Gas Revenue	31,541	20,424	26,359	29,846	29,192
Other Revenue and Operating Income	21,155	15,944	23,364	22,693	21,841
Total Revenue and Other Operating Income	66,075	148,841	416,359	508,989	529,997
Costs and Expenses:
Operating Expense
Lease Operating Expense	10,377	10,244	10,033	12,738	14,202
Transportation, Gathering and Compression	68,810	60,025	83,242	86,323	80,193
Production, Ad Valorem, and Other Fees	5,994	5,384	6,162	7,358	6,127
Depreciation, Depletion and Amortization	114,464	113,545	129,164	133,844	120,459
Exploration and Production Related Other Costs	2,141	3,310	3,888	29,480	6,075
Purchased Gas Costs	31,721	19,989	24,998	28,077	27,490
Impairment of Exploration and Production Properties	-	-	61,849	327,400	-
Impairment of Unproved Properties and Expirations	-	-	-	119,429	-
Impairment of Goodwill	-	-	473,045	-	-
Selling, General, and Administrative Costs	22,714	23,399	30,238	34,535	24,307
Other Operating Expense	23,284	26,596	20,681	18,059	19,746
Total Operating Expense	279,505	262,492	843,300	797,243	298,599
Other Expense
Other Expense	2,180	4,819	5,186	101	3,439
Gain on Assets Sales and Abandonments, net	(3,567)	(5,938)	(12,055)	(34,953)	(3,308)
Loss (Gain) on Debt Extinguishment	108	344	(11,263)	-	-
Interest Expense	37,921	46,256	48,995	37,051	38,405
Total Other Expense	36,642	45,481	30,863	2,199	38,536
Total Costs and Expenses	316,147	307,973	874,163	799,442	337,135
(Loss) Earnings Before Income Tax	(250,072)	(159,132)	(457,804)	(290,453)	192,862
Income Tax (Benefit) Expense	(61,279)	(28,646)	(152,582)	(50,398)	48,902
Net (Loss) Income	(188,793)	(130,486)	(305,222)	(240,055)	143,960
Less: Net Income Attributable to Noncontrolling Interest	15,905	15,263	23,864	31,353	28,422
Net (Loss) Income Attributable to CNX Resources Shareholders	($204,698)	($145,749)	($329,086)	($271,408)	$115,538

(Loss) Earnings per Share
Basic	($1.03)	($0.78)	($1.76)	($1.45)	$0.62
Diluted	($1.03)	($0.78)	($1.76)	($1.45)	$0.61

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-19	30-Sep-19
ASSETS
Current Assets:
Cash and Cash Equivalents	$150,132	$19,607	$31,833	$16,283	$5,484
Restricted Cash	733	738	853	-	-
Accounts and Notes Receivable
Trade, net	75,929	69,174	91,477	133,480	96,997
Other Receivables, net	4,653	7,669	10,839	13,679	11,462
Supplies Inventories	10,090	10,317	10,266	6,984	7,527
Recoverable Income Taxes	644	114,440	115,261	62,425	11,184
Derivative Instruments	77,608	197,804	312,749	247,794	198,272
Prepaid Expenses	12,450	10,973	12,775	17,456	14,800
Total Current Assets	332,239	430,722	586,053	498,101	345,726
Property, Plant and Equipment:
Property, Plant and Equipment:	10,904,837	10,814,035	10,691,516	10,572,006	10,512,298
Less-Accumulated Depreciation, Depletion and Amortization	3,841,699	3,730,232	3,622,413	3,435,431	2,981,723
Total Property, Plant and Equipment—Net	7,063,138	7,083,803	7,069,103	7,136,575	7,530,575
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	124,329	141,198	159,521	187,097	205,647
Investment in Affiliates	15,685	15,159	16,549	16,710	17,110
Derivative Instruments	160,098	212,657	258,111	314,096	275,892
Goodwill	323,314	323,314	323,314	796,359	796,359
Other Intangible Assets	91,733	93,371	95,009	96,647	98,285
Restricted Cash	5,456	5,576	5,340	-	-
Other Non-Current Assets	13,182	13,884	15,950	15,221	16,664
Total Other Non-Current Assets	733,797	805,159	873,794	1,426,130	1,409,957
TOTAL ASSETS	8,129,174	8,319,684	8,528,950	9,060,806	9,286,258
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	117,004	148,345	171,890	202,553	308,003
Derivative Instruments	144,545	83,527	49,058	41,466	45,476
Current Portion of Finance Lease Obligations	7,419	7,295	20,451	7,164	7,203
Current Portion of Long-Term Debt	22,488	22,430	7,200	-	-
Current Portion of Operating Lease Obligations	52,032	52,110	54,622	61,670	65,061
Other Accrued Liabilities	164,473	162,817	197,130	216,086	195,881
Total Current Liabilities	507,961	476,524	500,351	528,939	621,624
Non-Current Liabilities:
Long-Term Debt	2,577,974	2,540,768	2,640,148	2,754,443	2,640,234
Finance Lease Obligations	2,322	4,225	6,095	7,706	9,400
Operating Lease Obligations	66,180	79,701	92,463	110,466	122,514
Derivative Instruments	203,709	178,187	163,898	115,862	117,217
Deferred Income Taxes	398,878	370,412	376,401	476,108	476,968
Asset Retirement Obligations	61,761	62,543	64,387	63,377	33,123
Other Non-Current Liabilities	40,213	40,370	40,497	41,596	43,360
Total Non-Current Liabilities	3,351,037	3,276,206	3,383,889	3,569,558	3,442,816
TOTAL LIABILITIES	3,858,998	3,752,730	3,884,240	4,098,497	4,064,440
Stockholders' Equity
Common Stock	2,249	1,878	1,874	1,870	1,870
Capital in Excess of Par Value	2,989,699	2,261,729	2,205,941	2,199,605	2,197,783
Preferred Stock	-	-	-	-	-
Retained Earnings	1,290,498	1,495,197	1,641,009	1,971,676	2,243,104
Accumulated Other Comprehensive Loss	(12,270)	(12,382)	(12,493)	(12,605)	(7,778)
Total CNX Resources Stockholders' Equity	4,270,176	3,746,422	3,836,331	4,160,546	4,434,979
Noncontrolling Interest	-	820,532	808,379	801,763	786,839
TOTAL STOCKHOLDERS' EQUITY	4,270,176	4,566,954	4,644,710	4,962,309	5,221,818
TOTAL LIABILITIES AND EQUITY	$8,129,174	$8,319,684	$8,528,950	$9,060,806	$9,286,258

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Net (Loss) Income	($188,793)	($130,486)	($305,222)	($240,055)	$143,960
Depreciation, Depletion and Amortization	114,464	113,545	129,164	133,844	120,459
Amortization of Deferred Financing Costs	5,807	6,348	2,447	1,690	1,649
Impairment of Exploration and Production Properties	-	-	61,849	327,400	-
Impairment of Unproved Properties and Expirations	-	-	-	119,429	-
Impairment of Goodwill	-	-	473,045	-	-
Stock-Based Compensation	2,503	2,566	6,840	1,869	1,781
Gain on Asset Sales and Abandonments	(3,567)	(5,938)	(12,055)	(34,953)	(3,308)
Loss (Gain) on Debt Extinguishment	108	344	(11,263)	-	-
Loss (Gain) on Commodity Derivative Instruments	168,834	63,303	(115,142)	(135,987)	(213,913)
Loss on Other Derivative Instruments	152	3,598	10,639	-	-
Net Cash Received in Settlement of Commodity Derivative Instruments	90,310	142,256	151,161	43,449	57,041
Deferred Income Taxes	(61,278)	(25,683)	(99,746)	959	48,902
Equity in (Earnings) Loss of Affiliates	(396)	1,260	161	(400)	(673)
Return on Equity Investment	(131)	131	-	800	1,200
Changes in Operating Assets
Accounts and Notes Receivable	(3,427)	24,631	43,639	(36,093)	28,724
Recoverable Income Taxes	113,796	821	(52,836)	(51,356)	102,518
Supplies Inventories	227	(51)	(3,282)	543	3,715
Prepaid Expenses	(1,842)	1,832	4,710	(2,610)	1,438
Changes in Other Assets	(129)	(296)	692	989	114
Changes in Operating Liabilities
Accounts Payable	(14,153)	(17,810)	2,322	(61,685)	25,934
Accrued Interest	(8,409)	(495)	(5,063)	2,170	(2,691)
Other Operating Liabilities	9,141	(35,994)	(13,626)	44,931	4,703
Changes in Other Liabilities	(55)	(84)	(1,047)	(466)	(16,134)
Net Cash Provided by Operating Activities	223,162	143,798	267,387	114,468	305,419

Cash Flows from Investing Activities:
Capital Expenditures	(108,335)	(134,852)	(152,049)	(228,097)	(336,137)
Proceeds from Asset Sales	5,855	12,151	13,975	29,884	8,189
Net Cash Used in Investing Activities	(102,480)	(122,701)	(138,074)	(198,213)	(327,948)

Cash Flows from Financing Activities:
Payments on Miscellaneous Borrowings	(1,779)	(1,777)	(1,792)	(1,827)	(1,807)
Payments on Long-Term Notes	(50,000)	(408,985)	(59,880)	-	-
Net Proceeds from (Payments on) CNXM Revolving Credit Facility	24,000	(28,000)	35,250	65,750	38,000
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(140,000)	113,000	(224,000)	47,800	(16,800)
Proceeds from Issuance of CNX Senior Notes	207,000	-	-	-	-
Net (Payments on) Proceeds from CSG Non-Revolving Credit Facilities	(5,202)	(3,667)	173,250	-	-
Proceeds from Issuance of Convertible Senior Notes	-	334,650	-	-	-
Purchase of Capped Call Related to Convertible Senior Notes	-	(35,673)	-	-	-
Distributions to CNXM Noncontrolling Interest Holders	(21,055)	(3,489)	(17,443)	(16,822)	(16,250)
Proceeds from Issuance of Common Stock	151	1,650	4	355	49
Shares Withheld for Taxes	(1)	(63)	(1,890)	(27)	(62)
Purchases of Common Stock	-	-	-	-	(7,697)
Debt Issuance and Financing Fees	(3,396)	(848)	(11,069)	(685)	(31)
Net Cash Provided by (Used in) Financing Activities	9,718	(33,202)	(107,570)	94,544	(4,598)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	130,400	(12,105)	21,743	10,799	(27,127)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	25,921	38,026	16,283	5,484	32,611
Cash, Cash Equivalents, and Restricted Cash at End of Period	$156,321	$25,921	$38,026	$16,283	$5,484

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2020E		2021E
	Gas Sold (%)	Basis	Gas Sold (%)	Basis
DOM South	6%	($0.59)	4%	($0.54)
ETNG Mainline	4%	$0.09	4%	$0.26
TCO Pool	15%	($0.39)	23%	($0.39)
TETCO ELA & WLA	3%	($0.08)	5%	($0.08)
TETCO M3	6%	($0.18)	6%	$0.14
TETCO M2	34%	($0.66)	30%	($0.53)
Michcon	10%	($0.17)	9%	($0.19)
Physical basis sales	22%	($0.28)	19%	($0.33)
Weighted Average Basis	100%	($0.40)	100%	($0.33)

NYMEX		$2.07		$2.96
Weighted Average Basis (Not considering hedging)		($0.40)		($0.33)
Realized Price (per MMBtu)		$1.67		$2.63
Conversion Factor (MMBtu/Mcf)		1.08		1.09
Realized Price Before Financial Hedging (per Mcf)		$1.80		$2.87

PRICE AND COST DATA (PER MCFE)
	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Average Sales Price - Gas	$1.51	$1.54	$1.83	$2.14	$2.04
Average Gain on Commodity Derivative Instruments - Cash Settlement- Gas(1)	$0.83	$1.03	$0.77	$0.33	$0.47
Average Sales Price - Oil and Condensate*	$6.58	$4.40	$6.59	$7.47	$12.19
Average Sales Price - NGLs*	$2.19	$1.31	$2.34	$3.20	$2.28

Average Sales Price - E&P	$2.36	$2.52	$2.59	$2.54	$2.51

Lease Operating Expense (LOE)	$0.09	$0.09	$0.07	$0.09	$0.11
Production, Ad Valorem, and Other Fees	$0.05	$0.05	$0.05	$0.05	$0.05
Transportation, Gathering and Compression	$0.59	$0.52	$0.62	$0.60	$0.63
Depreciation, Depletion and Amortization (DD&A)	$0.98	$0.97	$0.94	$0.92	$0.93
Total Production Costs	$1.71	$1.63	$1.68	$1.66	$1.72

Total Production Cash Costs, before DD&A	$0.73	$0.66	$0.74	$0.74	$0.79
Cash Margin, before DD&A	$1.63	$1.86	$1.85	$1.80	$1.72

Fully Burdened Cash Costs, before DD&A(2)	$1.17	$1.29	$1.20	$1.19	$1.26
Fully Burdened Cash Margin, before DD&A	$1.19	$1.23	$1.39	$1.35	$1.25

Note: "Total Production Costs" excludes Selling, General, and Administration and Other Operating Expenses
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Excludes hedge monetizations.
(2) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q3 2020, Q2 2020, Q1 2020, Q4 2019 and Q3 2019 total fully burdened cash costs exclude a gain on asset sales of $0.03 per Mcfe, $0.24 per Mcfe, $0.09 per Mcfe, $0.05 per Mcfe and $0.03 per Mcfe, respectively. Q3 2020, Q2 2020, Q1 2020, Q4 2019 and Q3 2019 also exclude unrealized losses on interest rate swaps and noncash amortization of $0.05 per Mcfe, $0.08 per Mcfe, $0.11 per Mcfe, $0.01 per Mcfe and $0.02 per Mcfe respectively.

Natural Gas Price Reconciliation	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
NYMEX Natural Gas ($/MMBtu)	$1.98	$1.72	$1.95	$2.50	$2.23
Average Differential	(0.57)	(0.29)	(0.26)	(0.51)	(0.33)
BTU Conversion (MMBtu/Mcf)*	0.10	0.11	0.14	0.15	0.14
Gain on Commodity Derivative Instruments-Cash Settlement(1)	0.83	1.03	0.77	0.33	0.47
Realized Gas Price per Mcf	$2.34	$2.57	$2.60	$2.47	$2.51
*Conversion factor	1.07	1.08	1.08	1.08	1.08

(1) Excludes hedge monetizations.

GUIDANCE
	Previous			Updated			Previous	Updated
($ in millions)	2020E			2020E			2021E	2021E
Capital Expenditures	Low		High	Low		High
Drilling & Completions (D&C)	$330	-	$380	$365	-	$375	-	-
Non-D&C	$140	-	$170	$130	-	$140	-	-
Total Capital	$470	-	$550	$495	-	$515	~$440	~$440

Production Volumes (Bcfe)	490	-	530	500	-	510	~550	~550
% of Natural Gas Hedged				94%				89%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$1.94			$2.07			-	-
Natural Gas Basis Differential ($/MMBtu)	($0.20)	-	($0.30)	($0.35)	-	($0.45)	-	-
NGL Realized Price ($/Bbl)	$12.50	-	$14.50	$12.50	-	$14.50	-	-

($ in millions)
Adjusted EBITDAX(2)	$830	-	$900	~$900			~$920	~$960

($ in millions)
Free Cash Flow (FCF)(2)	~$350			~$350			~$425	~$425

(1) Forward market prices are as of 10/8/2020.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted net income, operating margins, cash operating margins, net debt, TTM EBITDAX, free cash flow and organic free cash flow to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Net (Loss) Income	($189)	($130)	($305)	($240)	$144
Interest Expense	38	46	49	37	38
Interest Income	(2)	-	-	-	(1)
Income Tax (Benefit) Expense	(61)	(29)	(153)	(50)	49
(Loss) Earnings Before Interest & Taxes (EBIT)	(214)	(113)	(409)	(253)	230
Depreciation, Depletion & Amortization	115	114	129	134	121
Exploration Expense	2	3	4	29	6
(Loss) Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	($97)	$4	($276)	($90)	$357
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	259	206	36	(93)	(157)
Merger Related Costs	5	-	-	-	-
Stock-Based Compensation	3	2	7	2	2
Impairment of Exploration and Production Properties	-	-	62	327	-
Impairment of Unproved Properties and Expirations	-	-	-	119	-
Impairment of Goodwill	-	-	473	-	-
Gain on Debt Extinguishment	-	-	(11)	-
Severance		-	-	-	2
Shaw Insurance Recovery	-	-	-	(2)	-
Total Pre-tax Adjustments	267	208	567	353	(153)
Adjusted EBITDAX	$ 170	$ 212	$ 291	$ 263	$ 204

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness.

(Dollars in millions)	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Net (Loss) Income from EBITDAX Reconciliation	($189)	($130)	($305)	($240)	$144
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	267	208	567	353	(153)
Tax Effect of Adjustments	(70)	(54)	(148)	(92)	40
Adjusted Net Income	$8	$24	$114	$21	$31

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments.

(Dollars in millions)	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Total Revenue	$66	$148	$416	$509	$530

Net (Loss) Income	($189)	($130)	($305)	($240)	$144
Interest Expense	38	46	49	37	38
Interest Income	(2)	-	-	-	(1)
Income Tax (Benefit) Expense	(61)	(29)	(153)	(50)	49
(Loss) Earnings Before Interest & Taxes (EBIT)	(214)	(113)	(409)	(253)	230
Depreciation, Depletion & Amortization	115	114	129	134	121
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($99)	$1	($280)	($119)	$351
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$259	$206	$36	($93)	($157)
Merger Related Costs	5	-	-	-	-
Impairment of Exploration and Production Properties	-	-	62	327	-
Impairment of Unproved Properties and Expirations	-	-	-	119	-
Impairment of Goodwill	-	-	473	-	-
Total Adjustments	$264	$206	$571	$353	($157)

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$325	$354	$452	$416	$373
Adjusted EBIT	$50	$93	$162	$100	$73
Operating Margin	15%	26%	36%	24%	20%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments.

(Dollars in millions)	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Total Revenue	$66	$148	$416	$509	$530

Net (Loss) Income	($189)	($130)	($305)	($240)	$144
Interest Expense	38	46	49	37	38
Interest Income	(2)	-	-	-	(1)
Income Tax (Benefit) Expense	(61)	(29)	(153)	(50)	49
(Loss) Earnings Before Interest & Taxes (EBIT)	(214)	(113)	(409)	(253)	230
Depreciation, Depletion & Amortization	115	114	129	134	121
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($99)	$1	($280)	($119)	$351
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$259	$206	$36	($93)	($157)
Stock-Based Compensation	3	2	7	2	2
Merger Related Costs	5	-	-	-	-
Impairment of Exploration and Production Properties	-	-	62	327	-
Impairment of Unproved Properties and Expirations	-	-	-	119	-
Gain on Debt Extinguishment	-	-	(11)	-
Impairment of Goodwill	-	-	473	-	-
Total Adjustments	$267	$208	$567	$355	($155)

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$325	$354	$452	$416	$373
Adjusted EBITDA	$168	$209	$287	$236	$196
Cash Operating Margin	52%	59%	64%	57%	53%

Non-GAAP Measures

Net Debt: Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt attributable to CNX Resources shareholders is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

(Dollars in millions)
Net Debt	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,600
Less: Cash and Cash Equivalents	150
Net Debt	$2,450
(1) Includes current portion
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Dec-19	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20
Net (Loss) Income	$(240)	$(305)	$(130)	$(189)	$(864)
Interest Expense	37	49	46	38	170
Interest Income	-	-	-	(2)	(2)
Income Tax (Benefit) Expense	(50)	(153)	(29)	(61)	(293)
(Loss) Earnings Before Interest & Taxes (EBIT)	(253)	(409)	(113)	(214)	(989)
Depreciation, Depletion & Amortization	134	129	114	115	492
Exploration Expense	29	4	3	2	38
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(90)	(276)	4	(97)	(459)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(93)	36	206	259	408
Merger Related Costs	-	-	-	5	5
Impairment of Exploration and Production Properties	327	62	-	-	389
Impairment of Unproved Properties and Expirations	119	-	-	-	119
Impairment of Goodwill	-	473	-	-	473
Stock Based Compensation	2	7	2	3	14
Gain on Debt Extinguishment	-	(11)	-	-	(11)
Shaw Insurance Recovery	(2)	-	-	-	(2)
Total Pre-tax Adjustments	353	567	208	267	1,395
Adjusted EBITDAX TTM	$263	$291	$212	$170	$936

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus.
FCF Yield: Free cash flow per share divided by current market value.

Free Cash Flow
(Dollars in millions)	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Net Cash Provided by Operating Activities	$223	$144	$267	$114	$305
Capital Expenditures	(108)	(135)	(152)	(228)	(336)
Proceeds from Asset Sales	6	12	14	30	8
Free Cash Flow	$121	$21	$129	($84)	($23)

Organic Free Cash Flow
(Dollars in millions)	Q3-2020	Q2-2020	Q1-2020	Q4-2019	Q3-2019
Net Cash Provided by Operating Activities	$223	$144	$267	$114	$305
Capital Expenditures	(108)	(135)	(152)	(228)	(336)
Organic Free Cash Flow	$115	$9	$115	($114)	($31)

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward- Looking Statements" and "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (SEC), as supplemented by our quarterly reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.